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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 27, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2001, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Trust 2001-J1, Mortgage Pass-Through Certificates, Series
          2001-J1).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


           Delaware                    333-51332             95-4596514
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  (State or Other Jurisdiction        (Commission        (I.R.S. Employer
       of Incorporation)              File Number)       Identification No.)


                   4500 Park Granada
                   Calabasas, California                            91302
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                   (Address of Principal                          (Zip Code)
                     Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
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Item 5.       Other Events.
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Filing of Computational Materials
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     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-J1, Bear, Stearns & Co. Inc. ("Bear"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Bear Computational Materials") for distribution to its potential investors. Although the Company provided CSC and Bear with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials or the Bear Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated June 27, 2001.



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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 10, 2001 and the prospectus supplement dated June 27, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-J1.

Item 7.       Financial Statements, Pro Forma Financial
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              Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

99.1     Bear Computational Materials filed on Form SE dated June 27, 2001

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWMBS, INC.




                                               By: /s/ Celia Coulter
                                                   -------------------------
                                                   Celia Coulter
                                                   Vice President


Dated:  June 29, 2001

                                 Exhibit Index
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Exhibit                                                                Page
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99.1     Bear Computational Materials filed on Form SE dated
         June 27, 2001.                                                 6

                                 EXHIBIT 99.1
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      Bear Computational Materials filed on Form SE dated June 27, 2001.